Exhibit 99.1

DEL FRISCO'S RESTAURAN GROUP, INC.
Condensed Consolidated Statements of Operations - Unaudited
	13 weeks ended		13 weeks ended		13 weeks ended		13 weeks ended		52 weeks ended
(Amounts in thousands, except per share data)	March 28, 2017		June 27, 2017		September 26, 2017		December 26, 2017		December 26, 2017
Revenues	$90,465	100.0%	$89,598	100.0%	$79,434	100.0%	$101,934	100.0%	$361,431	100.0%
Costs and expenses:
Costs of sales	25,645	28.3%	25,511	28.5%	23,438	29.5%	29,382	28.8%	103,976	28.8%
Restaurant operating expenses	44,053	48.7%	43,969	49.1%	43,223	54.4%	45,925	45.1%	177,170	49.0%
Insurance recovery	—	—%	—	—%	—	—%	(1,073)	(1.1)%	(1,073)	(0.3)%
Marketing and advertising costs	1,402	1.5%	1,761	2.0%	1,687	2.1%	3,542	3.5%	8,393	2.3%
Pre-opening costs	419	0.5%	1,763	2.0%	26	0.0%	(26)	(0.0)%	2,182	0.6%
General and administrative costs	6,806	7.5%	6,446	7.2%	7,463	9.4%	7,706	7.6%	28,421	7.9%
Donations	—	—%	—	—%	836	1.1%	—	—%	836	0.2%
Consulting project costs	2,036	2.3%	597	0.7%	153	0.2%	—	—%	2,786	0.8%
Reorganization severance	—	—%	563	0.6%	509	0.6%	—	—%	1,072	0.3%
Lease termination and closing costs	(2)	(0.0)%	540	0.6%	2	0.0%	(2)	(0.0)%	538	0.1%
Impairment charges	—	—%	—	—%		—%	37,053	36.3%	37,053	10.3%
Depreciation and amortization	5,193	5.7%	5,440	6.1%	5,604	7.1%	7,162	7.0%	23,399	6.5%
	85,552	94.6%	86,590	96.6%	82,941	104.4%	129,670	127.2%	384,753	106.5%
Insurance settlement	—	—%	308	0.3%	274	0.3%	571	0.6%	1,153	0.3%
Operating income	4,913	5.4%	3,316	3.7%	(3,233)	(4.1)%	(27,165)	(26.6)%	(22,169)	(6.1)%
Other income (expense), net:
Interest expense	(10)	(0.0)%	(9)	(0.0)%	(342)	(0.4)%	(422)	(0.4)%	(783)	(0.2)%
Other	(2)	(0.0)%	(10)	(0.0)%	(43)	(0.1)%	(1,384)	(1.4)%	(1,439)	(0.4)%
Income before income taxes	4,901	5.4%	3,297	3.7%	(3,618)	(4.6)%	(28,971)	(28.4)%	(24,391)	(6.7)%
Income tax expense	1,211	1.3%	932	1.0%	(1,114)	(1.4)%	(13,963)	(13.7)%	(12,934)	(3.6)%
Net income	$3,691	4.1%	$2,365	2.6%	$(2,504)	(3.2)%	$(15,008)	(14.7)%	$(11,457)	(3.2)%

Basic income per share	$0.16		$0.11		$(0.12)		$(0.73)		$(0.53)
Shares used in computing net income per common share:
Basic	22,962		21,422		21,129		20,431		21,570

DEL FRISCO'S RESTAURAN GROUP, INC.
Condensed Consolidated Income Statements - Unaudited
	13 weeks ended	13 weeks ended	13 weeks ended	13 weeks ended	52 weeks ended
(Amounts in thousands, except per share data)	March 28, 2017	June 27, 2017	September 26, 2017	December 26, 2017	December 26, 2017
Adjusted Net Income:
GAAP Net Income (Loss)	$3,691	$2,365	$(2,504)	$(15,008)	$(11,457)
GAAP Income Tax Expense (Benefit)	1,211	932	(1,114)	(13,963)	(12,934)
Lease termination and closing costs	—	540	2	(4)	538
Consulting project costs	2,036	597	153	—	2,786
Reorganization severance	—	563	509	—	1,072
Non-recurring legal expenses	—	—	358	558	916
Easement clearance on sale of property	—	—	—	—	—
Donations	—	—	836	—	836
Impairment charges	—	—	—	37,053	37,053
Non-recurring restaurant expenses	—	—	—	2,673	2,673
Change in estimate for gift card breakage	—	—	—	(563)	(563)
Adjusted Pre-tax Income	6,937	4,997	(1,760)	10,746	20,920
Income Tax Expense (Benefit) (@29%,@23%)	2,012	1,449	(510)	2,472	4,812
Adjusted Net Income	$4,926	$3,548	$(1,250)	$8,274	$16,108
Adjusted net income (loss) per basic share	$0.21	$0.17	$(0.06)	$0.40	$0.75

Shares used in computing earnings per common share:
Basic	22,962	21,422	21,129	20,431	21,570

Restaurant-level EBITDA Reconciliation

	13 weeks ended	13 weeks ended	13 weeks ended	13 weeks ended	52 weeks ended
(Amounts in thousands)	March 28, 2017	June 27, 2017	September 26, 2017	December 26, 2017	December 26, 2017
Operating income (loss)	$4,913	$3,316	$(3,233)	$(27,165)	$(22,169)
Add:
Pre-opening costs	419	1,763	26	(26)	2,182
General and administrative costs	6,806	6,446	7,463	7,706	28,421
Donations	—	—	836	—	836
Consulting project costs	2,036	597	153	—	2,786
Reorganization severance	—	563	509	—	1,072
Lease termination and closing costs	(2)	540	2	(2)	538
Depreciation and amortization	5,193	5,440	5,604	7,162	23,399
Non-cash impairment charges	—	—	—	37,053	37,053
Insurance settlement	—	(308)	(274)	(571)	(1,153)
Restaurant-level EBITDA	$19,366	$18,357	$11,086	$24,157	$72,965

DEL FRISCO'S RESTAURAN GROUP, INC.
Segment Information

	13 Weeks Ended March 28, 2017 (unaudited)
(Amounts in thousands)	Double Eagle		Del Frisco's Grille		Sullivan's		Consolidated
Revenues	$42,885	100.0%	$28,479	100.0%	$19,101	100.0%	$90,465	100.0%
Costs and expenses:
Cost of sales	12,695	29.6%	7,303	25.6%	5,644	29.5%	25,645	28.3%
Restaurant operating expenses:
Labor	10,448	24.4%	9,732	34.2%	5,806	30.4%	25,986	28.7%
Operating expenses	4,460	10.4%	3,867	13.6%	2,734	14.3%	11,061	12.2%
Occupancy	3,097	7.2%	3,087	10.8%	822	4.3%	7,005	7.7%
Restaurant operating expenses	18,005	42.0%	16,687	58.6%	9,361	49.0%	44,053	48.7%
Marketing and advertising costs	643	1.5%	420	1.5%	338	1.8%	1,402	1.5%
Restaurant-level EBITDA	11,543	26.9%	4,068	14.3%	3,757	19.7%	19,366	21.4%
Restaurant operating weeks	156		299		226		681
Average weekly volume	$275.0		$95.0		$85.0		$133.0

	13 Weeks Ended June 27, 2017 (unaudited)
(Amounts in thousands)	Double Eagle		Del Frisco's Grille		Sullivan's		Consolidated
Revenues	$43,701	100.0%	$29,134	100.0%	$16,763	100.0%	$89,598	100.0%
Costs and expenses:
Cost of sales	12,956	29.6%	7,430	25.5%	5,125	30.6%	25,511	28.5%
Restaurant operating expenses:
Labor	10,445	23.9%	9,772	33.5%	5,013	29.9%	25,230	28.2%
Operating expenses	4,600	10.5%	3,885	13.3%	2,438	14.5%	10,924	12.2%
Occupancy	3,053	7.0%	3,302	11.3%	1,460	8.7%	7,815	8.7%
Restaurant operating expenses	18,098	41.4%	16,960	58.2%	8,911	53.2%	43,969	49.1%
Marketing and advertising costs	784	1.8%	508	1.7%	469	2.8%	1,761	2.0%
Restaurant-level EBITDA	11,863	27.1%	4,237	14.5%	2,258	13.5%	18,357	20.5%
Restaurant operating weeks	163		299		216		678
Average weekly volume	$268.0		$97.0		$78.0		$132.0

	13 Weeks Ended September 26, 2017 (unaudited)
(Amounts in thousands)	Double Eagle		Del Frisco's Grille		Sullivan's		Consolidated
Revenues	$38,275	100.0%	$27,530	100.0%	$13,629	100.0%	$79,434	100.0%
Costs and expenses:
Cost of sales	11,904	31.1%	7,352	26.7%	4,182	30.7%	23,438	29.5%
Restaurant operating expenses:
Labor	10,612	27.7%	9,813	35.6%	4,354	31.9%	24,779	31.2%
Operating expenses	4,314	11.3%	3,860	14.0%	2,290	16.8%	10,464	13.2%
Occupancy	3,110	8.1%	3,549	12.9%	1,321	9.7%	7,980	10.0%
Restaurant operating expenses	18,036	47.1%	17,222	62.6%	7,965	58.4%	43,223	54.4%
Marketing and advertising costs	708	1.9%	557	2.0%	421	3.1%	1,687	2.1%
Restaurant-level EBITDA	7,627	19.9%	2,399	8.7%	1,061	7.8%	11,087	14.0%
Restaurant operating weeks	167		311		208		686
Average weekly volume	$229.0		$89.0		$66.0		$116.0

	13 Weeks Ended December 26, 2017 (unaudited)
(Amounts in thousands)	Double Eagle		Grille		Sullivan's		Consolidated
Revenues	$51,852	100.0%	$31,971	100.0%	$18,111	100.0%	$101,934	100.0%
Costs and expenses:
Cost of sales	15,388	29.7%	8,587	26.9%	5,408	29.9%	29,383	28.8%
Restaurant operating expenses:
Labor	10,429	20.1%	9,846	30.8%	4,627	25.5%	24,902	24.4%
Operating expenses	5,472	10.6%	4,236	13.2%	2,467	13.6%	12,174	11.9%
Occupancy	3,252	6.3%	3,278	10.3%	1,246	6.9%	7,775	7.6%
Restaurant operating expenses	19,152	36.9%	17,360	54.3%	8,340	46.0%	44,851	44.0%
Marketing and advertising costs	1,432	2.8%	1,263	4.0%	847	4.7%	3,542	3.5%
Restaurant-level EBITDA	15,880	30.6%	4,761	14.9%	3,517	19.4%	24,157	23.7%
Restaurant operating weeks	169		312		208		689
Average weekly volume	$307.0		$102.0		$87.0		$148.0

	52 Weeks Ended December 26, 2017 (unaudited)
(Amounts in thousands)	Double Eagle		Del Frisco's Grille		Sullivan's		Consolidated
Revenues	$176,713	100.0%	$117,114	100.0%	$67,604	100.0%	$361,431	100.0%
Costs and expenses:
Cost of sales	52,944	30.0%	30,673	26.2%	20,359	30.1%	103,976	28.8%
Restaurant operating expenses:
Labor	41,935	23.7%	39,163	33.4%	19,800	29.3%	100,898	27.9%
Operating expenses	18,846	10.7%	15,849	13.5%	9,929	14.7%	44,624	12.6%
Occupancy	12,511	7.1%	13,216	11.3%	4,848	7.2%	30,575	8.5%
Restaurant operating expenses	73,292	41.5%	68,228	58.3%	34,577	51.1%	176,097	49.0%
Marketing and advertising costs	3,568	2.0%	2,750	2.3%	2,075	3.1%	8,393	2.3%
Restaurant-level EBITDA	46,909	26.5%	15,463	13.2%	10,593	15.7%	72,965	19.9%
Restaurant operating weeks	655		1,221		858		2,734
Average weekly volume	$270.0		$96.0		$79.0		$132.0